UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_______________________________________

Date of Report: September 20, 2017
(Date of earliest event reported)

QEP RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34778	87-0287750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1050 17th Street, Suite 800
Denver, Colorado 80265
(Address of principal executive offices and zip code)

(303) 672-6900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets

On September 20, 2017, QEP Resources, Inc., a Delaware corporation (the "Company"), through its wholly owned subsidiary, QEP Energy Company, a Texas corporation (the "Seller"), closed on its previously announced divestiture (the "Pinedale Disposition") of oil and natural gas interests in the Pinedale Anticline located in Sublette County, Wyoming to Pinedale Energy Partners, LLC, a Delaware limited liability company (the "Buyer"), an affiliate of Oak Ridge Natural Resources, LLC, and Pinedale Energy Partners Operating, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Buyer ("PEPO"), for net cash proceeds (after purchase price adjustments) of approximately $718.2 million, subject to post-closing purchase price adjustments. The Pinedale Disposition closed pursuant to the Purchase and Sale Agreement, dated July 24, 2017, by and between the Seller and the Buyer (the "Pinedale Purchase Agreement"). As contemplated by the Pinedale Purchase Agreement, certain rights and obligations of Buyer under the Pinedale Purchase Agreement were subsequently assigned by Buyer to its wholly owned subsidiary Pinedale Energy Partners Operating, LLC.

The Pinedale Purchase Agreement was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on July 25, 2017, and is incorporated herein by reference. The foregoing description of the Pinedale Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Pinedale Purchase Agreement.

Item 2.02	Results of Operations and Financial Condition

On September 25, 2017, QEP provided updated guidance for the remainder of 2017 and an updated outlook for 2018.  This information is contained in the press release included as Exhibit 99.1 to this Current Report on Form 8-K. In accordance with General Instruction B.2 of Form 8-K of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the press release shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and such exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure

On September 25, 2017, QEP provided updated guidance for the remainder of 2017 and an updated outlook for 2018.  This information is contained in the press release included as Exhibit 99.1 to this Current Report on Form 8-K. In accordance with General Instruction B.2 of Form 8-K of the Exchange Act the press release shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and such exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(b) Pro forma financial information

The unaudited pro forma condensed consolidated financial information of the Company giving effect to the Pinedale Disposition described in Item 2.01 above is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Exhibit
10.1
Purchase and Sale Agreement, dated July 24, 2017, by and between QEP Energy Company, as seller, and Pinedale Energy Partners, LLC, as buyer, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on July 25, 2017.

99.1	Press release issued September 25, 2017, by QEP Resources, Inc.
99.2	Unaudited pro forma condensed consolidated financial information of QEP Resources, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QEP Resources, Inc.
(Registrant)

September 25, 2017

/s/ Richard J. Doleshek
Richard J. Doleshek
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibit is filed or furnished herewith:

Exhibit No.	Exhibit
99.1	Press release issued September 25, 2017, by QEP Resources, Inc.
99.2	Unaudited pro forma condensed consolidated financial information of QEP Resources, Inc.